NOTES PAYABLE	12 Months Ended
Dec. 31, 2011
NOTES PAYABLE
11.	NOTES PAYABLE

Notes payable as of December 31, 2011 and 2010 consist of the following:

	2011	2010

Classified by financial institutions:
China Citic Bank	$42,580,912	$19,696,970
Bank of Zhengzhou	9,533,040	3,030,303
Minsheng Bank of China	24,229,810	6,030,303
Guangdong Development Bank	14,299,560	12,121,212
Shanghai Pudong Development Bank	15,888,400	18,939,394
China Merchants Bank	16,523,936	6,060,606
China Everbright Bank	19,066,080	13,636,364
Bank of Luoyang	24,627,020	5,166,666
Bank of Communications	12,710,720	-
Bank of Pingdingshan	25,421,438	-
Bank of Xuchang	-	1,545,454
	$204,880,916	$86,227,272

	2011	2010
Additional information:
Maximum balance outstanding during the year	$204,880,916	$102,298,541
Interest expense	$3,342,011	$2,510,056
Finance charge per contract	0.05%-0.5%	0.05%
Weighted average interest rate	1.29%	1.43%

All notes payable are secured by from 30% to 100% corresponding restricted cash. When the restricted cash is not covered the note, inventories and third parties guarantees are further requested. As of December 31, 2011 and 2010, the Group's cash of $118,130,253 and $66,530,303 respectively were restricted for such purpose. All the notes payable have terms of six months. Local PRC banks had imposed few covenants on the Company’s subsidiary, Henan Green, which required the Company to notify the banks if the Company was not in compliance. The Company was not in compliance with its financial covenants during 2011. The terms of the Notes prohibit making advances or providing guarantees to other unrelated parties without prior consent of the bank. The bank may call the Notes since the Company was not in compliance with its financial covenants. The Banks have not called the Notes or assessed a penalty on the Company for these violations. The Company does not believe that any penalty will be assessed by the Banks for these covenant violations.